EX-99.B(d)(1)(i)

SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

FUNDS	Fee as % of Avg. Daily Net Asset Value
1. Aggressive Allocation Fund	0.25*

2. Asia Pacific Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

3. Asset Allocation Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

4. Balanced Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

5. California Limited-Term Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

6. California Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

7. California Tax-Free Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

8. California Tax-Free Money Market Trust	0.00

9. Capital Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

10. Cash Investment Money Market Fund	0.10

FUNDS	Fee as % of Avg. Daily Net Asset Value
11. Colorado Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

12. Common Stock Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

13. Conservative Allocation Fund	0.25*

14. Corporate Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

15. C&B Large Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75** 0.70 0.65 0.625 0.60

16. C&B Mid Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

17. Discovery Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

18. Diversified Bond Fund	0.25*

19. Diversified Equity Fund	0.25*

20. Diversified Small Cap Fund	0.25*

21. Dividend Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

22. Emerging Markets Focus Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

FUNDS	Fee as % of Avg. Daily Net Asset Value
23. Endeavor Large Cap Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

24. Endeavor Select Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

25. Enterprise Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

26. Equity Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75** 0.70 0.65 0.625 0.60

27. Equity Index Fund	0-999M 1-4.99B >4.99B	0.10 0.075 0.05

28. Equity Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75** 0.70 0.65 0.625 0.60

29. Government Money Market Fund	0.10

30. Government Securities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

31. Growth Balanced Fund	0.25*

32. Growth Equity Fund	0.25*

33. Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

34. Growth and Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

35. Heritage Money Market Fund	0.10

FUNDS	Fee as % of Avg. Daily Net Asset Value
36. High Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

37. High Yield Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

38. Income Plus Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

39. Index Fund	0-999M 1-4.99B >4.99B	0.10** 0.075 0.05

40. Inflation-Protected Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45** 0.40 0.35 0.325 0.30

41. Institutional Emerging Markets Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

42. Intermediate Government Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

43. Intermediate Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

44. International Core Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

45. International Equity Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

FUNDS	Fee as %of Avg. Daily Net Asset Value
46. International Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95** 0.90 0.85 0.825 0.80

47. Large Cap Appreciation Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.70** 0.70 0.65 0.625 0.60

48. Large Cap Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

49. Large Company Core Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

50. Large Company Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75** 0.70 0.65 0.625 0.60

51. Life Stage - Aggressive Portfolio	0.00

52. Life Stage - Conservative Portfolio	0.00

53. Life Stage - Moderate Portfolio	0.00

54. Liquidity Reserve Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

55. Mid Cap Disciplined Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

56. Mid Cap Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

57. Minnesota Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

58. Minnesota Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

FUNDS	Fee as % of Avg. Daily Net Asset Value
59. Moderate Balanced Fund	0.25*

60. Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

61. Money Market Trust	0.00

62. Municipal Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

63. Municipal Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

64. National Limited-Term Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

65. National Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

66. National Tax-Free Money Market Fund	0.10

67. National Tax-Free Money Market Trust	0.00

68. Nebraska Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

69. Opportunity Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

70. Outlook Today Fund***	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

71. Outlook 2010 Fund***	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

FUNDS	Fee as % of Avg. Daily Net Asset Value
72. Outlook 2020 Fund***	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

73. Outlook 2030 Fund***	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

74. Outlook 2040 Fund***	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

75. Overland Express Sweep Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

76. Overseas Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

77. Prime Investment Money Market Fund	0.10

78. Short Duration Government Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

79. Short-Term Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

80. Short-Term High Yield Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

81. Short-Term Municipal Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

82. Small Cap Disciplined Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

FUNDS	Fee as % of Avg. Daily Net Asset Value
83. Small Cap Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

84. Small Cap Opportunities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

85. Small Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

86. Small Company Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90** 0.85 0.80 0.775 0.75

87. Small Company Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90** 0.85 0.80 0.775 0.75

88. Small/Mid Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

89. Specialized Financial Services Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

90. Specialized Health Sciences Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

91. Specialized Technology Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.05 1.00 0.95 0.925 0.90

92. Stable Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45** 0.40 0.35 0.325 0.30

FUNDS	Fee as % of Avg. Daily Net Asset Value
93. Strategic Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

94. Total Return Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45** 0.40 0.35 0.325 0.30

95. Treasury Plus Money Market Fund	0.10

96. Ultra-Short Duration Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

97. Ultra Short-Term Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

98. Ultra Short-Term Municipal Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

99. U.S. Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

100. Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

101. WealthBuilder Conservative Allocation Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

102. WealthBuilder Equity Portfolio	0-99M 1-4.99B >4.99B	0.20 0.175 0.15

103. WealthBuilder Growth Allocation Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

104. WealthBuilder Growth Balanced Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

FUNDS	Fee as % of Avg. Daily Net Asset Value
105. WealthBuilder Moderate Balanced Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

106. WealthBuilder Tactical Equity Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

107. Wisconsin Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

108. 100% Treasury Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Most recent annual approval by the Board of Trustees: April 4, 2005

Schedule A amended: December 1, 2005

*	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

**	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

***	On August 17, 2005, the Board of Trustees approved a decrease in the advisory fees for each Outlook Fund. The advisory fees breakpoint schedule is as follows: 0.62% for assets from $0 to $499 million; 0.57% for assets from $500 million to $999 million; 0.52% for assets from $1 billion to $2.99 billion; 0.495% for assets from $3 billion to $4.99 billion; and 0.47% for assets $4.99 billion and higher. The decrease will become effective at the time each Outlook Fund begins to invest directly in foreign securities.

The foregoing fee schedule is agreed to as of December 1, 2005 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Andrew Owen
Andrew Owen
Senior Vice President